UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  March 11, 2005
                                                      --------------------------

                                MONSANTO COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      001-16167                                           43-1878297
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(Commission File Number)                      (IRS Employer Identification No.)


800 North Lindbergh Boulevard, St. Louis, Missouri                 63167
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (314) 694-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.

On March 11, 2005,  Monsanto  Company ("the Company")  entered into a $1 billion
364-day revolving credit agreement (the "Revolving Credit Agreement") with certain lender parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, ABN AMRO Bank N.V., The Bank of Tokyo-Mistubishi, Ltd., Chicago Branch and Bank of America, N.A., as co-documentation agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners.

Under the terms of the Revolving Credit Agreement, the Company may obtain and utilize from time to time up to $1 billion in revolving credit loans for general corporate purposes. Borrowings under the Revolving Credit Agreement bear interest at one of two rates as described in the Revolving Credit Agreement. There is a facility fee payable to each lender, which shall accrue at an applicable percentage per annum as described in the Revolving Credit Agreement. There is also a utilization fee. The Revolving Credit Agreement contains affirmative, negative and financial covenants customary for such financings, including, among other things, limits on the incurrence of debt, the incurrence of liens, and mergers and consolidations. The Revolving Credit Agreement also contains customary representations and warranties. Breaches of the covenants, representations or warranties may be grounds for termination. Other events of default include the Company's failure to pay certain debt, the acceleration of certain debt, certain insolvency, bankruptcy or ERISA events, unpaid judgments over a specified amount, or a change in control as specified in the Revolving Credit Agreement. The covenants, representations, warranties and other events of default are identical to those in the Company's existing $1 billon five-year revolving credit agreement, dated as of June 4, 2004. The Revolving Credit Agreement expires on March 10, 2006.

A copy of the Revolving Credit Agreement is filed as Exhibit 10.15 hereto and is incorporated by reference herein. The description of the Revolving Credit Agreement above is qualified in its entirety by reference to the full text of the Revolving Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information  provided in Item 1.01 of this is hereby  incorporated into this
Item 2.03.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed as part of this report:

Exhibit 10.15      364-day Credit Agreement dated as of March 11, 2005.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MONSANTO COMPANY

Date:   March 17, 2005            By:/s/ Sonya M. Davis
                                     -------------------------------------------
                                     Name: Sonya M. Davis
                                     Title: Assistant Secretary

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


                                  EXHIBIT INDEX


Exhibit No.       Document

10.15             364-day Credit Agreement dated as of March 11, 2005




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